Exhibit 10.2

MODIFICATION OF SECURITY AGREEMENT

THIS MODIFICATION OF SECURITY AGREEMENT (“Modification”) is made as of the 19th day of May 2004, by and between MICROSTRATEGY INCORPORATED, MICROSTRATEGY SERVICES CORPORATION, MICROSTRATEGY MANAGEMENT CORPORATION, MICROSTRATEGY ADMINISTRATION CORPORATION and STRATEGY.COM INCORPORATED (individually and collectively, the “Debtor”); and BANK OF AMERICA, N.A. (the “Bank”).

R E C I T A L S :

R-1. The Debtor executed that certain Revolving Commercial Note (the “Previous Note”) dated May 19, 2003, payable to the order of the Bank, in the original principal amount of Ten Million and no/100 Dollars ($10,000,000.00).

R-2. The Previous Note is subject to the terms and conditions of a certain Secured Credit Agreement dated as of May 19, 2003, between the Debtor and the Bank, as amended (the “Previous Credit Agreement”).

R-3. The Previous Note is secured by that certain Security Agreement (the “Security Agreement”) dated May 19, 2003, between the Debtor and the Bank.

R-4. Contemporaneously herewith, the Previous Note is being amended and restated, including an increase in principal to Fifteen Million and no/100 Dollars ($15,000,000.00), and is being replaced by that certain Amended and Restated Revolving Commercial Note (“New Note”) dated as of May 19, 2004, from the Debtor to the Bank, and the Previous Credit Agreement is being amended and restated pursuant to a certain Amended and Restated Secured Credit Agreement dated as of May 19, 2004, between the Debtor and the Bank (the “New Credit Agreement”).

R-5. In connection with, and as a condition to, the Bank entering into the New Credit Agreement and the New Note, the parties wish to modify the terms of the Security Agreement in accordance with this Modification.

NOW, THEREFORE, WITNESSETH, that for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, the foregoing recitals, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. The recitals set forth above are incorporated herein by this reference, as if fully set forth in the text of this Modification.

2. The Security Agreement is hereby modified to provide that (i) references therein to “Note” shall be references to the New Note, (ii) references therein to “Credit Agreement” shall be references to the New Credit Agreement, and (iii) the obligations of the Debtor under the New Credit Agreement and the New Note are “Obligations” as such term is used in the Security Agreement, including, without limitation, in Section 2.1 of the Security Agreement. Furthermore, the Schedules to the Security Agreement are hereby amended and restated in the form of such Schedules attached hereto.

3. The Security Agreement is further modified by deleting the words “which would cause the aggregate of all such distributions to exceed $250,000” from clause (ii) of Section 4.13 thereof.

4. Except as expressly modified herein, all of the terms and conditions of the Security Agreement shall remain unchanged and in full force and effect, and are hereby ratified and confirmed.

5. The Debtor hereby reaffirms its covenant and agreement to perform, comply with, and be bound by each and every one of the terms and provisions of the Security Agreement, as modified by this Modification.

6. The parties to this Modification do not intend that this Modification be construed as a novation of the Previous Note, the Previous Credit Agreement, or the Security Agreement.

7. The Debtor hereby represents and warrants that the New Note is intended to evidence a single principal indebtedness of the Debtor to the order of the Bank and that the Security Agreement, as modified by this Modification, constitutes a valid lien on the property therein described to the full extent of such principal indebtedness together with such interest as provided for therein.

8. Each term and provision of this Modification shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

9. In the case any one or more of the provisions contained in this Modification shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the year and day first written.

MICROSTRATEGY INCORPORATED		[SEAL]

By	/s/ Eric F. Brown
Name:	Eric F. Brown
Title:	President and CFO

STRATEGY.COM INCORPORATED		[SEAL]

By	/s/ Eric F. Brown
Name:	Eric F. Brown
Title:	Chief Financial Officer, Vice President, Finance and Treasurer

MICROSTRATEGY SERVICES CORPORATION		[SEAL]

By	/s/ Eric F. Brown
Name:	Eric F. Brown
Title:	Vice President and Treasurer

MICROSTRATEGY MANAGEMENT
CORPORATION		[SEAL]

By	/s/ Eric F. Brown
Name:	Eric F. Brown
Title:	Treasurer

MICROSTRATEGY ADMINISTRATION CORPORATION		[SEAL]

By	/s/ Eric F. Brown
Name:	Eric F. Brown
Title:	President and Treasurer

BANK OF AMERICA, N.A.		[SEAL]

By	/s/ Michael J. Landini
Michael J. Landini
Senior Vice President